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                                                                   Exhibit 10.17

                         AMENDED STOCK OPTION AGREEMENT

                                     BETWEEN
                               PRZEMYSLAW A. SZMYT

                            AND @ ENTERTAINMENT, INC.

                  This Amended Stock Option Agreement ("Option Agreement'), dated March 31, 1998, is made effective as of June 22, 1997 (the "Effective Date"), by and between Przemyslaw A. Szmyt ("Szmyt") and @ Entertainment, Inc., a Delaware corporation (the "Company"). This Option Agreement replaces and supersedes the Stock Option Agreement by and between the Company and Szmyt, date June 22, 1997.

         1.       Grant of Option and Option Period.

                  a. The Company hereby grants Szmyt an option (the "Option") to purchase one hundred thirty one thousand (131,000) shares (the "Shares") of the Company's common stock (the "Common Stock"), with a par value of $0.01 per share, pursuant to the terms and conditions set forth in this Option Agreement. The exercise price for the Option (the "Exercise Price") shall be fifteen dollars and twenty-four cents (U.S. $15.24) per share.

                  b. The option to purchase twenty-six thousand two hundred (26,200) of these Shares will vest each year on the anniversary date of the Effective Date beginning with the first anniversary of the Effective Date, provided, however, that (i) the Option shall vest in full immediately on the date of change in control of the Company (for purposes of this clause, the term "change in control" shall have the same meaning, except with respect to the Company rather than Poland Communications, Inc. ("PCI"), as that term has in the Indenture dated as of October 31, 1996, between PCI and State Street Bank and Trust Company as trustee with respect to those certain 9 7/8% Senior Notes of the Company due 2003 and (ii) no portion of such option shall vest after the date (the "Cut-Off Date") that is the earlier of (a) the date that the Employment Agreement (as described in Section 16 of this Agreement) is terminated , and (b) the date on which the Company sends Szmyt a notice referred to in Section II of the Employment Agreement.

                  c. If Szmyt's employment with the Company is terminated for any reason, Szmyt shall have only sixty (60) days after the Cut-Off Date to exercise that portion of the Option that has vested as of the Cut-Off Date, and Szmyt shall have no right to exercise any portion of the Option that has not then vested.

                  d. Notwithstanding any other provision of this Option Agreement, the Option shall expire and be of no further force or effect with respect to any Shares on the earlier to occur of (i) the tenth anniversary of the Effective Date or (ii) sixty days after the date that Szmyt ceases to be an employee of the company for any reason whatsoever (including but not limited to Szmyt's death, disability, voluntary termination or involuntary termination).

                  e. Each exercise of the Option shall reduce, by an equal number the total number of shares of Company Common stock that may thereafter be purchased by Szmyt under the Option.

         2.       Manner of Exercise.

Subject to the conditions and restrictions contained in Section 3 below, the Option shall be exercised by delivering written notice of exercise to the Secretary of the Company. Such notice shall be irrevocable and must be accompanied by payment in cash, banker's draft or such other form of consideration as the Company may approve, and a signed Subscription Agreement, reasonably acceptable to both parties.

         3.       Non-transferability.

Neither this Option nor any interest therein may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner (other than by will or by the laws of descent and distribution during the option period described in
Section 1, or in a manner as may be established from time to time by the Company's Stock Option Committee pursuant to the Company's 1997 Stock Option
Plan). This Option is not assignable by operation of law or subject to execution, attachment or similar process. During Szmyt's lifetime, the Option can only be exercised by Szmyt. Any attempted sale, pledge, assignment, hypothecation or other transfer of the Option or any interest therein contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon the Option or any interest therein shall be null and void and without force or effect. No transfer of the Option by gift in trust to a family member, by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished written notice thereof executed by the trustee(s) of a trust established for a family member or the personal representative of the estate of Szmyt which shall be accompanied by an authenticated copy of the documents appointing such trustee(s) or of the letters testamentary appointing such personal representative, or such other evidence as the Company may deem reasonably necessary to establish the validity of the transfer, and also evidence as the Company may deem reasonably necessary to establish the acceptance by the transferee or transferees of the terms and conditions of the Option. The terms of the Option transferred by will or by the laws of descent and distribution shall be binding upon the executors, administrators, heirs and successors of Szmyt. The terms of the Option transferred in trust shall be binding upon the trustee(s) of such trust.

         4. Adjustment in the Event of Change in Stock.

In the event of any change in the outstanding Common Stock of the Company due to stock dividends, recapitalizations, reorganizations, mergers, consolidations, split-ups, rights offering, warrants, or exchange of shares, the number and kind of the Shares and/or the purchase price per Share will be appropriately adjusted, upwards or downwards, consistent with such change. The



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



reasonable determination of the Company regarding any adjustment will be final and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of the Shares.

         5.       Restrictions on Transfer of the Shares.

                  a. For as long as Szmyt is an employee of the Company or any Associated Company (as that term is used in the Employment Agreement that is described in Section 16 of this Option Agreement), Szmyt shall not transfer any Shares to any person or entity other than the Company, unless such shares shall have been registered pursuant to a Public Offering.

                  b. After Szmyt is no longer an employee of the Company or any Associated Company and provided further that such shares shall not have been registered pursuant to a Public Offering, Szmyt shall not sell, encumber, pledge, transfer, hypothecate, assign or otherwise dispose of any of the Shares until Szmyt shall have first offered to sell such Shares to the Company (the "Offer") in accordance with the following provisions.

                  c. The Offer made pursuant to Subsection (b) above shall be in writing, and shall state that Szmyt offers to sell to the Company a specified number of the Shares owned by Szmyt. For every Offer of the shares pursuant to Subsection (b) above, the Company shall have a period of fifteen (15) days from the time of receiving the Offer to accept it; such acceptance shall be in writing and shall be sent to Szmyt.

                  d. The purchase price of any of the Shares sold pursuant to the provisions of Subsection (b) above shall be equal to the price offered to Szmyt for such shares by a bona fide third party purchaser, as evidenced by a written offer to purchase executed by such third party. The purchase price shall be paid to Szmyt in cash within fifteen (15) days of the Company's acceptance of the Offer. If any of the Shares which are offered for purchase pursuant to the provisions of Subsection (c) above are not accepted for purchase by the Company within the time limitations described in Subsection (c), Szmyt may transfer such shares to such bona fide third party purchaser in accordance with the terms of such purchaser's offer to purchase referred to in this Subsection (d).

                  e. As a condition to the transfer of any of the shares issued pursuant to this Option Agreement, the Company may require an opinion of Counsel, reasonably satisfactory to the Company, to the effect that such transfer will not be in violation of the Securities Act of 1933, as amended (such Act, or any similar Federal statute then in effect, being hereinafter referred to as the "Act"), or any other applicable securities laws, rules or regulations, or that such transfer has been registered under Federal and all other applicable securities laws.



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                  f. Unless and until the Company shall have received a legal opinion described in subparagraph (e) hereof, all certificates evidencing any of the Shares, whether upon initial issuance or any transfer thereof, shall bear the following legends:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY OTHER SECURITIES LAWS, AND THEREFORE CANNOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR ASSIGNED UNLESS THEY ARE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER ALL OTHER APPLICABLE SECURITIES LAWS, OR UNLESS AN EXEMPTION THEREFROM IS AVAILABLE.

                  THIS CERTIFICATE IS TRANSFERABLE ONLY UPON COMPLIANCE WITH THE PROVISIONS OF THAT CERTAIN STOCK OPTION AGREEMENT, EFFECTIVE AS OF JUNE 22, 1997, BETWEEN PRZEMYSLAW A. SZMYT AND @ ENTERTAINMENT, INC., A COPY OF WHICH IS ON FILE IN THE OFFICE OF THE SECRETARY OF @ ENTERTAINMENT, INC.

         6.       No Stock Rights.

Szmyt shall not be entitled to vote, be deemed the holder of any Shares, have the right to receive dividends with respect to any Shares, or otherwise have any of the rights of a stockholder of the Company with respect to any Shares, unless and until Szmyt has exercised the Option with respect to such Shares in accordance with the terms and conditions of this Option Agreement.

         7.       Reservation and Issuance of Shares.

                  a. The Company will at all times have authorized, and reserve and keep available, free from preemptive rights, for the purpose of enabling it to satisfy any obligation to issue the number of shares of Common Stock deliverable upon exercise of the Option.

                  b. The Company covenants that all Shares will, upon issuance in accordance with the terms of this Agreement, be duly authorized, fully paid and non-assessable.

         8.       Lock-Up Agreement

                  a. Agreement. During the term of this Option Agreement, Szmyt, if requested by the Company and the lead underwriter of any public offering of the Common Stock or other securities of the Company (the "Lead Underwriter"), hereby irrevocably agrees not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in,





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make any short sale of, pledge or otherwise transfer or dispose of any interest in any Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, or such shorter period of time as the Lead Underwriter shall specify. Szmyt further agrees to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agrees that the Company may impose stop-transfer instructions with respect to such Common Stock or such other securities subject until the end of such period. The Company and Szmyt acknowledge that each Lead Underwriter of a public offering of the Company's stock, during the period of such offering and for the 180-day period thereafter, is an intended beneficiary of this Section 8.

         9.       Registration Rights.

                  a. Incidental Rights. If the Company at any time proposes to file with the Securities and Exchange Commission (the "Commission") on its behalf and/or on behalf of any of its security holders (the "demanding security holders") a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act") on any form (other than a Registration Statement on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) for the general registration of securities to be sold for cash with respect to its Common Stock or any other class of equity security (as defined in Section 3(a)(11) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of the Company, it will give written notice to Szmyt at least sixty (60) days before the initial filing with the Commission of such Registration Statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered by the Company and the intended price range if known. The notice shall offer to include in such filing the aggregate number of Shares as Szmyt may request.

                  Szmyt shall advise the Company in writing within thirty (30) days after the date of receipt of such offer from the Company, setting forth the amount of such Shares for which registration is requested. The Company shall thereupon include in such filing the number of Shares for which registration is so requested, subject to the next sentence, and shall use its best efforts to effect registration under the Securities Act of such Shares. If the managing underwriter of a proposed public offering shall advise the Company in writing that, in its opinion, the distribution of the Shares requested to be included in the registration concurrently with the securities being registered by the Company or such demanding security holder would materially and adversely affect the distribution of such securities by the Company or such demanding security holder, then Szmyt shall reduce the amount of securities he intended to distribute

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





through such offering on a pro rata basis with all other shareholders requesting registration of a specified number of their shares (other than any demanding security holder who initially requested such registration) based on the number of shares Szmyt requested to be registered divided by the total number of shares requested to be registered which are subject to decrease pursuant to this sentence, multiplied by the total number of such shares as the managing underwriter approves to be registered. Except as otherwise provided in Section 9(c), all expenses of such registration shall be borne by the Company.

                  b. Registration Procedures. If the Company is required by the provisions of this Section 9 to use its best efforts to effect the registration of any of its securities under the Securities Act, the Company will, as expeditiously as possible:

                  (I) prepare and file with the Commission a Registration Statement with respect to such securities and use its best efforts to cause such Registration Statement to become and remain effective for a period of time required for the disposition of such securities by Szmyt, but not to exceed one hundred eighty (180) days.

                  (ii) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such Registration Statement until the earlier of such time as all of such securities have been disposed of in a public offering or the expiration of one hundred eighty (180) days;

                  (iii) furnish to Szmyt such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as Szmyt may reasonably request; and

                  (iv) use its best efforts to register or qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as Szmyt shall reasonably request (provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service of process), and do such other reasonable acts and things as may be required of it to enable Szmyt to consummate the disposition in such jurisdiction of the securities covered by such Registration Statement.

                  It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Section 9 in respect of the securities which are to be registered at the request of Szmyt that Szmyt shall furnish to the Company such information regarding the securities held by Szmyt and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action taken by the Company.


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                  c. Expenses. All expenses incurred in complying with Section
9, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), printing expenses, fees and disbursements of counsel for the Company, expenses of any special audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to this Section 9, shall be paid by the Company, except that (i) the Company shall not be liable for any fees, discounts or commissions to any underwriter in respect of the securities sold by Szmyt; and (ii) the Company shall not be liable for any fees or expenses of counsel for Szmyt in connection with any registration.

                  d. Indemnification and Contribution.

                  (i) In the event of any registration of any of the Shares under the Securities Act pursuant to this Section 9, the Company shall indemnify and hold harmless Szmyt, against any losses, claims, damages or liabilities, joint or several, to which Szmyt may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (1) any alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (2) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse Szmyt for any legal or any other expenses reasonably incurred by Szmyt in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such Registration Statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information regarding Szmyt or his stock furnished to the Company by Szmyt specifically for use therein or so furnished for such purposes by any underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Szmyt, and shall survive the transfer of such securities by Szmyt.

                  (ii) Szmyt by acceptance hereof, agrees to indemnify and hold harmless the Company, its directors and officers and each other person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or any such person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon information regarding Szmyt or his stock in writing provided to the Company by Szmyt specifically for use in the following documents and contained, on the effective date thereof, in any Registration Statement under which securities were registered under the Securities Act at the request of Szmyt, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto.

                  (iii) If the indemnification provided for in this Section 9 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                  (iv) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         10. Representations and Warranties of Szmyt. In order to induce the Company to accept this Option Agreement, Szmyt hereby represents and warrants to the Company as follows:

                  a. Szmyt has received no solicitation or general advertisement concerning the Company, but rather has become knowledgeable regarding the business of the Company through personal interaction with the Company.

                  b. Szmyt confirms that no representations or warranties have been made to Szmyt regarding the Company and that Szmyt has not relied upon any representation or warranty in making or confirming this Option Agreement.

                  c. Szmyt has the ability to bear the economic investment, and can afford a complete loss of his investment, with respect to the Option and to the Shares.

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                  d. Szmyt, either by himself or together with his purchaser representative, has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of his investment in the Option and in the Shares.

                  e. Szmyt is accepting the Option, and will be purchasing the Shares, for investment purposes, for Szmyt's own account and not with a view to, or for sale in connection with, the distribution thereof.

                  f. Szmyt is familiar with the nature of, and the risks attending, investments in securities such as the Option and the Shares, and he has determined that the acceptance of the Option and the purchase of the Shares is and will be consistent with his investment objectives.

                  g. Szmyt has been advised and understands that an investment in the Option and in the Shares is speculative and involves a high degree of risk.

                  h. Szmyt has no reason to anticipate any change in his personal circumstances, financial or otherwise, which may cause or require sale or distribution by him of all or any part of the Option or the Shares.

                  i. Szmyt confirms that he has been given an opportunity to make any inquiries of the Company and its representatives that he desires to make.

                  j. Szmyt is at least twenty-one (21) years of age.

                  k. Szmyt is aware of and understands the following:

                  (i) The business of the Company and the risks inherent in that business;

                  (ii) That no federal or state agency has made a finding or determination as to the advisability or fairness of an investment in the Option or in the Shares or any recommendation or endorsement of the Option or of the Shares;

                  (iii) That the Option and the Shares have not been registered for sale under the Securities Act of 1933, as amended, or under any state "Blue Sky Law"; and

                  (iv) That there are substantial restrictions on the transferability of the Option and of the Shares; there is no public market, and there will not necessarily be any public market, for the Option or the Shares in the United States; Szmyt will not be able to avail himself of the provisions of Rule 144 adopted by the Securities and Exchange Commission under the Securities Act of 1933, as amended, unless all of the conditions of Rule 144 are met, and


                                       9

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accordingly, Szmyt may have to hold the Option and the Shares and bear the economic risk of this investment for an indefinite period.

                  l. If in the future Szmyt desires to offer or dispose of the Option or any of the Shares or any interest therein, he will do so only in compliance with applicable securities laws and this Option Agreement.

                  m. Szmyt understands and agrees that the Company has no obligation to complete any public or private offering and sale of its Common Stock to other investors, and that the Company shall have no liability to Szmyt if it cannot complete any such offering and sale upon terms which, in the Company's sole discretion, are favorable to the Company.

                  n. Szmyt acknowledges that there may be restrictions under the securities laws of the jurisdiction(s) in which he resides on the sale of the Shares he obtains on exercise of the Option, and that he should seek legal assistance before proceeding with the purchase or sale of said Shares.

                  o. Szmyt agrees that the representations and warranties of Szmyt set forth in this Section 10 shall survive the exercise of the Option and the termination or expiration of this Option Agreement for a period of six months.

         11.      Governing Law.

This Option Agreement shall be construed in accordance with and governed by the laws of the State of Delaware without regard to the principles of conflicts of laws or choice of law.

         12.      Benefit.

This Option Agreement shall be binding upon the Company, Szmyt, their heirs, executors, administrators, legal representatives, successors, and permitted assigns, and Szmyt in furtherance thereof may execute a will directing Szmyt's executor to perform this Option Agreement and to execute all documents necessary to effectuate the purposes of this Option Agreement, but the failure to execute such a will shall not affect the rights of the Company or the obligations of Szmyt's estate as provided in this Option Agreement. Nothing in this Option Agreement, expressed or implied, is intended to confer upon any person, other than the parties hereto, any rights or remedies under or by reason of this Option Agreement.

         13.      Specific Performance.

                  a. The parties to this Option Agreement hereby agree that an award of damages alone is inadequate to remedy a breach of terms of this Option Agreement and that specific performance, injunctive relief or other equitable remedy is the only way by which the intent of this Option Agreement may be adequately realized upon breach by one or more of the


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parties. Such remedy shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which the parties may have.

                  b. In furtherance of and not in limitation of the foregoing, should any dispute arise concerning a sale, purchase, encumbrance, pledge, transfer, hypothecation, assignment or other disposition of the Option or any of the Shares which is alleged to contravene the provisions of this Option Agreement, an injunction may be issued restraining any such transaction pending the determination of such controversy.

         14.      Waiver.

Failure to insist upon strict compliance with any of the terms, covenants or conditions of this Option Agreement shall not be deemed a waiver of such terms, covenants or conditions, nor shall any waiver or relinquishment of any right or power hereunder at any one time or more times be deemed a waiver or relinquishment of such right or power at any other time or times.

         15.      Notice.

                  a. All notices required to be given under the terms of this Agreement or which any of the Parties may desire to give hereunder shall be in writing and delivered personally or sent by express delivery, by facsimile, or by registered or certified mail with proof of receipt, postage and expenses prepaid and with return receipt requested addressed as follows:

                  If to the Company:

                  @ Entertainment, Inc.
                  c/o Chase Enterprises
                  One Commercial Plaza
                  Hartford, Connecticut 06103

                  U. S. A.

                  Facsimile:        (860) 293-4297
                  Attention:        John Frelas


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




         With a copy to:

                  Marc R. Paul
                  Baker & McKenzie
                  815 Connecticut Avenue
                  Washington, D.C. 20006
                  U. S. A.
                  Facsimile: (202) 452-7074


                  If to Szmyt:

                  Przemyslaw A. Szmyt
                  Orzechowa #3
                  05830 Madarzyn
                  Poland
                  Facsimile: 48-22-729-8397

                  b. Notice given in accordance with this Section 15 shall be deemed to have been given when delivered personally, or when received if sent via express delivery, facsimile, or registered or certified mail, postage prepaid and return receipt requested.

                  c. Any party may change its address for notices by communicating its new address in writing to the other party.

         16. Entire Agreement. This Option Agreement is subject to that certain Employment Agreement between Szmyt and Poland Communications, Inc., which was assigned to the Company as of June 22, 1997, and in the event of a conflict between them, the provisions of the Employment Agreement shall prevail. Except as provided in the foregoing sentence, this Option Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by writing executed by all of the parties.

         17.      Severability.

The invalidity or unenforceability of any provisions of this Option Agreement shall in no way affect the validity or enforceability of any other provision hereof.

         18.      Headings.

The headings to the sections of this Option Agreement are used for reference only and are not to be construed as limiting or extending the provisions hereof.

         19.      Counterparts.


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This Option Agreement may be executed in any number of counterparts, each of which shall be considered an original but all of which shall constitute the Option Agreement by and among the parties.


                  IN WITNESS THEREOF, the undersigned have executed this Option Agreement effective as of the date first above written.

                                      @ Entertainment, Inc., a
                                      Delaware corporation

                                      By:
                                         -----------------------------
                                               Robert E. Fowler, III

                                      Its:     Chief Executive Officer

                                      --------------------------------
                                      Przemyslaw A. Szmyt



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